Inventories	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
INVENTORIES	INVENTORIES
10.1.Accounting policies
Inventory balances mainly comprise parts and materials for maintenance. Inventories are measured at average acquisition cost plus expenses such as non-recoverable taxes, customs expenses, and transportation expenses. Expenses with freight transfers between operational bases are not capitalized. Provisions for obsolescence of inventories are recorded for items not expected to be realized.
10.2.Breakdown of inventories

	December 31,
Description	2024	2023

Maintenance materials and parts	966,701	825,499
Flight attendant, uniforms and others	30,430	21,367
Provision for losses	(53,553)	(47,658)
Total net	943,578	799,208